UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 17, 2018, Columbia Financial, Inc. (the “Company”) issued a press release announcing the Company has received all regulatory approvals for the completion of the Company’s minority stock offering, and expects to close the offering at the close of business on April 19, 2018. Following the closing of the offering, Columbia Bank (the “Bank”) will remain a wholly-owned subsidiary of the Company, and the Company will be a majority-owned subsidiary of Columbia Bank MHC.

A total of 49,832,345 shares of common stock are expected to be sold in the offering at $10.00 per share. The offering was oversubscribed by eligible depositors of the Bank having a first tier priority (i.e., depositors having a qualifying deposit as of June 30, 2016) under the Company’s Plan of Stock Issuance (the “Plan”); accordingly, shares will be allocated to valid orders received from those depositors in accordance with the terms of the Plan, as described in the Prospectus. In accordance with the Plan, the Company’s employee stock ownership plan will also have its order filled in full, and will purchase 4,542,855 shares in the offering, which shares are included in the 49,832,345 shares of common stock expected to be sold in the offering. All other orders received in the subscription offering will not be filled.

In accordance with the terms of the Plan, the Company will also issue 62,580,155 shares to Columbia Bank MHC, the Company’s mutual holding company. In addition, the Company will contribute 3,476,675 shares of its common stock to the Bank’s existing charitable foundation, the Columbia Bank Foundation, which supports charitable organizations and community development activities in the communities served by the Bank. The contribution of shares to the foundation was approved by the members of Columbia Bank MHC at a special meeting held for that purpose on April 5, 2018. A total of 115,889,175 shares of common stock will be outstanding following the completion of the offering.

The Company’s stock is expected to trade on the Nasdaq Global Select Market under the trading symbol “CLBK” beginning on Friday, April 20, 2018.

A copy of the Company’s press release, dated April 17, 2018, is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits.

(d)       Exhibits

Number	Description

99.1	Press Release dated April 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: April 18, 2018	By:	/s/ Thomas J. Kemly
Thomas J. Kemly
President and Chief Executive Officer